UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 4, 2005



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  0-20022                  31-1227808
           --------                  -------                   ----------
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)



                     1020 Petersburg Road, Hebron, KY 41048
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  8  -  Other  Events

Item  8.01  Other  Events.
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Pomeroy IT Solutions, Inc. (NASDAQ:PMRY), a leading national provider of information technology solutions, announced a new IP Voice Support offering to its client base. Pomeroy's IP Voice Support offering provides helpdesk and monitoring services for mission critical IP voice networks.

Certain of the statements in the preceding paragraphs regarding projected revenues and service capabilities constitute "forward-looking statements" for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and as such they involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those projected. Further, projected revenues contained in such statements are based on the estimated needs of the customers as conveyed to Pomeroy. Other factors which could cause actual results to differ materially from current expectations include, but are not limited to, the terms of applicable agreements and assumptions regarding the Company's performance thereunder, the nature and volume of products and services anticipated to be delivered, existing market and competitive conditions including the overall demand for IT products and services, the terms of applicable customer and vendor agreements and certification programs and the assumptions regarding the ability to perform thereunder, the ability to implement the company's best practices strategies, the ability to manage risks associated with customer projects, the ability to attract and retain technical and other highly skilled personnel and the Company's ability to obtain sufficient volumes of products and provide services.


Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  Financial  Statements  and  Exhibits.
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(c) Exhibits

99.1 Press release dated October 4, 2005 announcing a new IP Voice Support offering to its client base.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POMEROY IT SOLUTIONS, INC.
                                        --------------------------



Date: October 7, 2005                       By: /s/ Michael E. Rohrkemper
                                                -------------------------------
                                                Michael  E.  Rohrkemper,
                                                Chief Financial Officer
                                                and Chief Accounting Officer